                                                                   Exhibit 10.34


                                 LIMITED RELEASE

      This Limited Release is granted as of this 27th day of December, 1999, to VistaCare, Inc., a Delaware corporation ("Vista"), by the persons listed on Exhibit A hereto (the "Series B Stockholders").

      The following facts are hereby acknowledged:

      1. The Series B Stockholders are all of the holders of Vista's Series B Preferred Stock, $.01 par value per share ("Series B Preferred Stock").

      2. Vista and certain of the Series B Stockholders (the 1998 Purchasers") are parties to a Preferred Stock Purchase Agreement dated as of December 30, 1998 (the "1998 Agreement") pursuant to which Vista issued to the 1998 Purchasers and the 1998 Purchasers purchased from Vista shares of Series B Preferred Stock ("Series B Shares").

      3.    Pursuant to Section 3.6, Section 3.7 (last sentence only) and
Section 3.26 of the 1998 Agreement Vista made certain representations and warranties to the Purchasers (collectively, the "Financial Information Representations").

      4. In reliance on the Financial Information Representations, (a) the 1998 Purchasers acquired the Series B Shares and (b) all of the Series B Stockholders approved the Second Amended and Restated Certificate of Incorporation of Vista, pursuant to which the conversion price of the Series B Preferred Stock (the "Series B Conversion Price") was fixed at $2.21 per share (the "Conversion Price Adjustment").

      5. There has been disagreement between Vista and the Series B Stockholders regarding the accuracy of the Financial Information Representations and the damages suffered by the Series B Stockholders arising from the alleged breach thereof.

      6. If the Conversion Price Adjustment had not been made, the matrix and formula for determining the Series B Conversion

Price pursuant to Vista's First Amended and Restated Certificate of Incorporation would have resulted in a Series B conversion price equal to approximately $1.70 per share, based upon Vista's actual financial performance.

      7. Vista and the Series B Stockholders desire to fully and finally settle any and all claims the Series B Stockholders may have against Vista arising from the Financial Information Representations.

      8. Pursuant to a Stock Purchase Agreement (the "1999 Agreement") dated as of December 23, 1999 among Vista and certain of the Series B Stockholders (the "1999 Purchasers") and certain other parties, such parties are on the date hereof consummating (a) the sale of shares of Vista's Class C Common Stock, $.01 par value per share (the "Class C Shares"), and shares of Vista's Series D Convertible Preferred Stock, $.01 par value per share, by Vista to the 1999 Purchasers and such other parties, and (b) certain other transactions.

      The Class C Shares are being sold by Vista pursuant to the 1999 Agreement at par value, which will put the Series B Stockholders in approximately the same position they would be in if the Conversion Price Adjustment had not been made. The sale of the Class C Shares at such price is intended to represent an adjustment to the purchase price previously paid by the Series B Stockholders for Series B Shares.

      9. The Board of Directors of Vista has determined that the purchase price being paid by the Series B Stockholders for the Class C Shares together with this limited release has a fair value equal to or greater than the value of the Class C Shares being issued by Vista pursuant to the 1999 Agreement.

      In consideration of the transactions being consummated in connection with the 1999 Agreement, including the issuance of the Class C Shares to the 1999 Purchasers at a purchase price equal to $.01 per share, each Purchaser, on behalf of itself and its partners, agents, representatives, attorneys, successors and assigns, hereby releases and forever discharges Vista and its subsidiaries, affiliates, predecessors, successors, assigns, and each and all of their respective current and former officers, directors, employees, attorneys, agents and representatives from any and all causes of actions, claims for damages, suits, debts, benefits, demands, accounts, covenants, contracts, agreements, attorneys' fees, sums of money, advances and claims of every name and nature, known or unknown, arising or which may have existed from the beginning of the world to this date, arising from the Financial Information Representations. This limited release relates only to the Financial Information Representations and not to any claims that may arise under the 1999 Agreement including, but not limited to, any comparable financial representations contained therein nor to any other claims which have arisen or may arise otherwise under the 1998 Agreement.

      IN WITNESS WHEREOF, the Purchasers have executed this Release by their duly authorized representatives as of the date first written above.

                                        HEALTH CARE CAPITAL PARTNERS, L.P.


                                        By:  Ferrer Freeman Thompson & Co.
                                                 LLC, its General Partner


                                             By: /s/ Robert T. Thompson
                                                 ---------------------------
                                                 Robert T. Thompson,
                                                 Manager


                                        HEALTH CARE EXECUTIVE PARTNERS, L.P.


                                        By:  Ferrer Freeman Thompson & Co.
                                                 LLC, its General Partner


                                             By: /s/ Robert T. Thompson
                                                 ---------------------------
                                                 Robert T. Thompson,
                                                 Manager


                                        BESSEMER VENTURE PARTNERS III L.P.


                                        By:  Deer III & Co., general
                                                 partner

                                             By: /s/ Robert H. Buescher
                                                 ---------------------------
                                                 Robert H. Buescher,
                                                 general partner


                                        *
                                        ------------------------------------
                                        William T. Burgin


                                        BRIMSTONE ISLAND CO. L.P.

                                        By: *
                                            --------------------------------
                                        *
                                        ------------------------------------
                                        Neill H. Brownstein

                                        /s/ Robert H. Buescher
                                        ------------------------------------
                                        Robert H. Buescher

                                        HARDYMON FAMILY LIMITED PARTNERSHIP

                                        By: *
                                            --------------------------------

                                        *
                                        ------------------------------------
                                        Christopher F. O. Gabrieli


                                        GABRIELI FAMILY FOUNDATION


                                        By: *
                                            --------------------------------

                                        *
                                        ------------------------------------
                                        Michael I. Barach

                                        *
                                        ------------------------------------
                                        David J. Cowan

                                        *
                                        ------------------------------------
                                        Gautam A. Prakash

                                        *
                                        ------------------------------------
                                        Robi L. Soni

                                        *
                                        ------------------------------------
                                        Rodney A. Cohen

                                        *
                                        ------------------------------------
                                        Richard R. Davis

                                        *
                                        ------------------------------------
                                        Adam P. Godfrey


                                        BELISARIUS CORPORATION


                                        By: *
                                            --------------------------------

                                        *
                                        ------------------------------------
                                        Robert J. S. Roriston

                                        *
                                        ------------------------------------
                                        Brenda M. Henegan

                                        *
                                        ------------------------------------
                                        Bradford Mills

                                        *
                                        ------------------------------------
                                        Thomas F. Ruhm

                                        *
                                        ------------------------------------
                                        Russell D. Sternlicht


                                        QUENTIN CORPORATION


                                        By: *
                                            --------------------------------


                                        BVP III SPECIAL SITUATIONS L.P.


                                        By:  Deer III & Co. LLC,
                                                 general partner

                                             By: /s/ Robert H. Buescher
                                                 ---------------------------
                                                 Robert H. Buescher,
                                                 Manager

                                            *By: /s/ Robert H. Buescher
                                                 ---------------------------
                                                 Robert H. Buescher,
                                                 attorney-in-fact